

                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1996


COMMON STOCKS AND WARRANTS - 90.61%
                                                         Market
         Shares                                          Value
         ------                                          -----
                  BASIC MATERIALS - 7.71%
         8,000+   Barrick Gold Corp...................  $ 230,000
       180,000+   Federation Resources................     15,732
        10,000+   ICC Technologies Inc................     53,125
         3,149+   IMC Global Inc......................    123,205
       100,000+   International Precious Metals Corp..    442,182
        12,000+   Jilin Chemical Ind..................    175,500
         3,000+   Nucor Corp..........................    153,000
         1,000+   Zoltek Companies Inc................     36,313
                                                        ---------
                                                        1,229,057
                                                        ---------
                  CAPITAL GOODS- 6.94%
        80,000+   Flow Intl. Corp....................    740,000
         2,500+   Hewlett Packard Co.................    125,625
        10,000+   Nematron Corp......................     53,125
        40,000+   Stevens Graphics Series A..........     60,000
         2,500+   Zygo Corp..........................    128,125
                                                       ----------
                                                       1,106,875
                                                       ----------
                  CONSUMER - CYCLICAL - 8.49%
         6,000+   CompUSA Inc........................    123,750
         2,500+   Delia*s, Inc.......................     49,219
         4,000+   Gap Inc............................    120,500
         3,000+   Home Depot Inc.....................    150,375
        10,000+   Metromedia International Group Inc.     98,750
         3,000+   North Face Inc.....................     57,375
         8,000+   Pixar..............................    104,500
         3,500+   Saks Holdings Inc..................     94,500
        20,000+   Sport-Haley Inc....................    252,500
         6,000+   Tiffany & Co.......................    219,750
        15,000+   Zomax Optical Media................     81,563
                                                       ----------
                                                       1,352,782
                                                       ----------
                  CONSUMER NON-CYCLICAL - 19.41%
        25,000+   Alpha-Beta Technology Inc..........    265,625
        10,000+   Alza Corp..........................    258,750
         2,000+   Amgen Inc..........................    108,875
         6,000+   Amway Japan Ltd. ADR...............     99,750
         2,000+   Biochem Pharm. Inc.................    100,125
         5,000+   Cellpro Inc........................     61,250
        10,000+   Centocor Inc.......................    358,125
         4,000+   Chiron Corp........................     74,250
         3,500+   Genzyme Corp.......................     76,344
         4,500+   Healthcare Compare Corp............    191,250
         5,000+   Idexx Laboratories Inc.............    180,625
        12,000+   Isis Pharmaceuticals...............    214,500
        15,000+   Liposome Co. Inc...................    287,813
         5,000+   Martek Biosciences Corp............     98,125
         3,000+   Merck & Co.........................    237,750
         2,000+   Pfizer Inc.........................    165,750
        10,000+   Retirement Care Associates Inc.....     82,500
         4,000+   Transkaryotic Therapies Inc........     73,750
         5,000+   Vencor Inc.........................    158,125
                                                       ----------
                                                       3,093,282
                                                       ----------
COMMON STOCKS AND WARRANTS (continued)

                                                         Market
         Shares                                          Value
         ------                                          ------

                  DIVERSIFIED - 1.81%
       598,000+   International UNP Holdings Ltd.....  $ 122,171
         2,000+   Minnesota Mining & Manufacturing Co.   165,750
                                                       ----------
                                                         287,921
                                                       ----------
                  ENERGY - 2.62%
         4,000+   Anadarko Petroleum Corporation.....    259,000
         5,000+   Gulf Canada Resources..............     36,875
         3,000+   Unocal Corp........................    121,875
                                                       ----------
                                                         417,750
                                                       ----------
                  FINANCIAL 2.38%
         8,000+   Allmerica Financial Corp...........    268,000
         3,000+   Federal National Mortgage
                    Association......................    111,750
                                                       ----------
                                                         379,750
                                                       ----------
                  SERVICES - 8.77%
         2,000+   APAC Teleservices Inc..............     76,750
        2,000+    Cintas Corp........................    118,000
        49,500+   Executive Telecard Ltd.............    300,094
         6,000+   First Data Corp....................    219,000
         5,000+   Ogden Corp.........................     93,750
        15,000+   Premis Corporation.................     81,563
        28,000+   Qualmark Corporation...............     80,500
         4,000+   Renaissance Solutions Inc..........    181,500
        15,750+   Strategic Distribution Inc.........    126,000
        37,000+   U-Ship Inc.........................    120,250
                                                       ----------
                                                       1,397,407
                                                       ----------
                  TECHNOLOGY - 31.41%
         7,500+   Adobe Systems Inc..................    280,781
         1,500+   Altera Corp........................    109,031
         5,000+   Ascend Communications Inc..........    310,625
        20,000+   Astea International Inc............    115,625
         5,191+   Avant Corporation..................    164,165
        15,000+   Celeritek Inc......................    161,250
         1,000+   Cisco Systems Inc..................     63,688
         2,000+   Digital Equipment Corp.............     72,750
         1,000+   Electronics for Imaging Inc........     81,875
         3,000+   ESS Technology ....................     84,375
        20,000+   Excite Inc.........................    207,500
       100,000+   Executone Info. Systems............    240,625
         3,000+   Fusion Systems Corp................     64,500
         7,000+   Harbinger Corp.....................    182,000
         2,000+   Intel Corp.........................    261,875
        25,000+   Kasten Chase Applied Research......     72,958
         7,000+   Metatools, Inc.....................     81,813
         4,000+   MFS Communications Inc.............    217,500
         2,510+   Millicom Int'l. Cellular S.A.......     80,477
         1,000+   Motorola Inc.......................     61,375
         2,000+   Netscape Communications Corp.......    113,750
         5,000+   Octel Communications Corp..........     86,875
        30,000+   On Technology Corporation .........    163,125
         3,000+   Oracle Systems Corporation.........    125,063
         5,000+   Paging Network Inc.................     76,563
         4,000+   Parametric Technologies............    205,750


                       See notes to financial statements



                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1996




COMMON STOCKS AND WARRANTS (continued)

                                                          Market
         Shares                                           Value
         ------                                           -----

         3,000+   Raptor Systems Inc................    $ 60,188
         6,502+   Rational Software Corp............     257,235
         2,500+   Rogue Wave Software Inc...........      40,000
         2,000+   Sawtek Inc........................      78,625
         4,000+   Seagate Technology ...............     158,000
        11,000+   Select Software Tools Ltd.
                     Sponsored Adr..................     195,938
         3,000+   Synopsys Inc......................     138,000
         7,000+   Vitesse Semi-Conductor Corp.......     318,938
         2,000+   Xilinx Inc........................      73,625
                                                       ----------
                                                       5,006,463
                                                       ----------
                  TRANSPORTATION 0.50%
         2,000+   Wisconsin Central Transportation..      79,250
                                                       ----------
                  UTILITIES 0.57%
         2,000+   GTE Corp..........................      91,000
                                                       ----------
                  WARRANTS - 0.00%
           875+   American Satellite Network Inc.
                     Warrants.......................           0
           580+   Stevens International Inc. Cl A
                     Warrants.......................           0
                                                       ----------
                                                               0
                                                       ----------
                  TOTAL COMMON STOCKS AND WARRANTS
                  (Cost $11,993,036)................  14,441,537
                                                       ----------

BONDS - 8.78%
       Principal                                         Market
         Value                                           Value
       ---------                                         ------
                  CONVERTIBLE BONDS - 8.78%
      $200,000+   Air & Water Technologies 8.00%
                     05/15/2015.....................   $ 176,000
       200,000+   Alza Corp. 5.00%
                     05/01/2006.....................     196,000
       220,000+^  Bonneville Pacific Corp. 7.75%
                     08/15/2009.....................     286,000
       500,000+   Executone Information Systems 7.50%
                     03/15/2011.....................     443,750
       300,000+   VLSI Technology Inc. 8.25%
                     10/01/2005.....................     298,500
                                                       ----------
                  TOTAL BONDS
                  (Cost $841,353)...................   1,400,250
                                                       ----------
                  TOTAL INVESTMENTS
                  (Cost $12,834,389)      99.39%....  15,841,787

                  OTHER ASSETS LESS
                     LIABILITIES           0.61%....      97,526
                                                       ----------
                  TOTAL NET ASSETS       100.00%....$ 15,939,313
                                         ======       ==========

(1) Federal Tax Information: At December 31, 1996 the net unrealized appreciation based on cost for Federal Income tax purposes of $12,887,404 was as follows:
     Aggregate gross unrealized for all investments in
     which there was an excess of value over cost....$ 3,894,385
     Aggregate gross unrealized depreciation for all
     investments in which there was an excess of
     cost over value.................................   (940,002)
                                                       ---------
     Net unrealized appreciation ....................$ 2,954,383
                                                       =========

+  Non-income producing security.
^  Priced at fair value as determined by the Board of Directors.


                       See notes to financial statements.



                           THE WALL STREET FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996



ASSETS:
Investments in securities, at value
   (cost $12,834,389)  (Note 1).............             $ 15,841,787
Cash .......................................                   58,243
Receivables:
         Investment securities sold..........  $67,598
         Fund shares sold....................   68,033
         Interest and dividends..............   29,544
                                               -------
                                                              165,175
Other assets................................                    1,535
         Total Assets.......................               16,066,740

LIABILITIES:
Payables:
         Investment securities purchased....   111,405
         Investment adviser fee.............    10,000
         Other payables and accrued
                  expenses..................     6,022
                                               -------
                  Total Liabilities.........                  127,427
                                                           ----------
                           Net Assets.......             $ 15,939,313
                                                           ==========
Net Assets Consist of:
         Capital stock at par value.........             $  2,003,045
         Additional paid in capital.........               10,976,343
         Unrealized appreciation on
                  investments...............                3,007,398
         Accumulated net realized loss
                  on investments............                  (47,473)
                                                            ---------
                           Net Assets.......             $ 15,939,313
                                                           ==========

Net asset value and
         redemption price per share
         ($15,939,313/2,003,045 shares
         of capital stock outstanding)
         (Note 4)..........................                     $7.96
                                                            =========

Maximum offering price per share
         (100/96 of $7.96).................                     $8.29
                                                            =========



                       See notes to financial statements.



                           THE WALL STREET FUND, INC.
                             STATEMENT OF OPERATIONS
                               December 31, 1996



INVESTMENT INCOME:
Income:
         Dividends....................                      $  52,028
         Interest.....................                        125,624
                                                              -------
Total income..........................                        177,652


Expenses:
         Investment adviser fees
           (Note 3)...................      $116,345
         Transfer agent fees and
            dividend paying expenses..        26,099
         Custodian fees...............        17,126
         Accounting services..........        49,000
         Reports to shareholders......        11,645
         Professional fees............        27,759
         Directors fees and expenses..        18,673
         Registration fees............         7,119
         Miscellaneous................        11,853
                                             -------
     Total Expenses...................       285,619
Less:
         Reimbursed expenses
            (Note 3)..................        (2,547)
                                             -------
            Net expenses..............                        283,072
                                                              -------
            Net investment loss ......                       (105,420)

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 1)
Net realized gains from
         investment transactions.....                       2,067,893
Net decrease in unrealized appreciation
         of investments..............                        (333,671)
                                                            ---------
Net realized and unrealized gains
         on investments..............                       1,734,222
                                                            ---------
Net increase in net assets
         resulting from operations...                      $1,628,802
                                                            =========




                           THE WALL STREET FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS


                                                    For the           For the
                                                   year ended        year ended
                                                  December 31,      December 31,
                                                     1996               1995
                                                  -----------       -----------


Net investment loss                               $  (105,420)     $   (48,766)
Net realized gains from
         investment transactions                    2,067,893         2,612,789
Net increase (decrease) in unrealized
         appreciation of investments                 (333,671)        1,347,456
                                                    ---------         ---------
Net increase in net assets
         resulting from operations                  1,628,802         3,911,479
Distributions to shareholders
         from:
Net realized gains from
         investment transactions
         ($1.15 and $1.80 per share,
         respectively)                             (2,009,946)       (2,567,131)
Net capital share transactions
         (Note 4)                                   1,937,669         1,958,367
                                                    ---------         ---------
Total increase in net assets                        1,556,525         3,302,715

NET ASSETS:
Beginning of year                                  14,382,788        11,080,073
                                                   ----------        ----------
End of year                                       $15,939,313       $14,382,788
                                                   ==========        ==========

                           THE WALL STREET FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996



(1)  Summary of significant accounting policies:

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) Securities Valuations - The value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. At December 31, 1996, the Fund held a security for which a market quotation was not readily available and which was valued in good faith by the Board of Directors. This security had a value of $286,000 representing 1.79% of the Fund's net assets.

(B) Federal Income Taxes - No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) Other - Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1996, the Fund increased additional paid-in-capital by $39,676, decreased accumulated net realized loss by $105,420 and decreased accumulated net realized gain on investments by $145,096.

(2)  Purchases and sales of securities:
     Purchases and sales of investment securities, during the year ended December 31, 1996 aggregated $21,321,470 and $21,322,565, respectively.

(3)  Investment advisory fees and other:
     The advisory agreement provides for advisory fees of 1/16 of 1% monthly (equivalent to 3/4 of 1% per annum) of the first $125,000,000 of average net assets of the Fund. The present advisory agreement also provides for the adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2% of the first $10,00,000, 1 1/2% of the next $20,000,000 and 1% of any balance of the average daily net asset value.

     For the year ended December 31, 1996, Wall Street Management Corporation
(WSMC) earned investment advisory fees of $116,345 and reimbursed the Fund $2,547 for expenses.

     The adviser also serves as the Fund's principal underwriter. For the year ended December 31, 1996, WSMC received $4,957 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

     The Fund has arranged for American Data Services, Inc., of which the Fund's Secretary and Treasurer is a principal, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totalled $75,099 for the year ended December 31, 1996.

     Morse, Williams & Co., Inc. (MWC), 100% owner of WSMC, performs administrative services for the Fund. This includes costs of shared office expenses, rent, telephone charges and supply expenses. For the year ended December 31, 1996, no remuneration was paid by the Fund to MWC.

(4)  Capital stock:

     At December 31, 1996 there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the year ended December 31, 1996 and the year ended December 31, 1995 were as follows:


                                              1996                 1995
                                              ----                 ----
                                        Shares    Amount    Shares     Amount
                                        ------    ------    ------     ------

Shares sold..................           78,951     698,614   40,412   $ 347,329
Shares issued for
     reinvestment of
     distribution from
     realized gains..........          243,015   1,905,236  320,091   2,432,692
Shares redeemed..............          (76,029)   (666,181) (95,787)   (821,654)
                                       -------   ---------  -------   ---------
Net increase.................          245,937  $1,937,669  264,716  $1,958,367
                                       =======   =========  =======   =========


FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout each year)
Year Ended December 31,


                                              1996            1995         1994          1993         1992

Net asset value, beginning of year........  $  8.19         $  7.42      $ 8.03        $ 7.60       $  7.27

Income from investment operations
Net investment income (loss)..............    (0.06)          (0.03)      (0.02)        (0.02)         0.01
Net realized and unrealized
         gains (losses) on investments....     0.98            2.60       (0.38)         1.00          0.54
Total from investment operations..........     0.92            2.57       (0.40)         0.98          0.55

Less distributions
Dividends from net investment income......     0.00            0.00        0.00          0.00         (0.01)
Distribution from realized gains
         from security transactions.......    (1.15)          (1.80)      (0.21)        (0.55)        (0.21)
Total distributions.......................    (1.15)          (1.80)      (0.21)        (0.55)        (0.22)

Net asset value, end of year ............. $   7.96         $  8.19      $ 7.42       $  8.03       $  7.60

Total return**............................    11.45%          36.50%      (4.86%)       13.17%         7.61%

Ratios/supplemental data
Net assets, end of year (in 000's)........   15,939          14,383      11,080         11,561       11,202
Ratio of expenses to average net assets...     1.84%           2.02%       2.12%         2.04%         2.15%
Ratio of expenses to average net assets,
     net of reimbursement.................     1.82%           1.90%       1.96%         1.96%         1.97%
Ratio of net investment income (loss)
      to average net assets...............    (0.70%)         (0.50%)     (0.47%)       (0.31%)       (0.08%)
Ratio of net investment income (loss)
     to average net assets,
     net of reimbursement.................    (0.68%)         (0.38%)     (0.31%)       (0.23%)        0.09%
Portfolio turnover rate...................   142.11%         143.27%      89.01%       107.22%       112.47%
Average commission rate paid+.............    .0666             -           -             -             -


**Excluding sales charge.
+ For fiscal years beginning on or after September 1, 1996, a fund is required to disclose its average commission rate per share for trades on which a commission is charged.

                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
To The Shareholders and Board of Directors of
The Wall Street Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Wall Street Fund, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                       Coopers & Lybrand L.L.P.

New York, New York
February 24, 1997

PRINCIPAL INVESTMENT CHANGES
For the year ended December 31, 1996

NEW POSITIONS
Alpha-Beta Technology, Adtran Inc., Allmerica Financial Corp., Apac Teleservices, Anadarko Petroleum Corporation, Ascend Communications, Astea International Inc., Avant Corporation, Celeritek Inc., Cellpro Inc., Cisco Systems Inc., Delia*s, Inc., Electronics For Imaging Inc., ESS Technology, Federal Nat. Mtg. Assn., Fusion Systems Corp., Gulf Canada Resources, Gap Inc., Idexx Laboratories Inc., IMC Global Inc., Kasten Chase Applied Research, MFS Communications Inc., Metromedia International Group, Minnesota Mining & Manufacturing, Metatools, Inc., Nematron Corp., Netscape Communications, Ogden Corp., On Technology Corp., Paging Network Inc., Pixar, Premis Corporation, Qualmark Corporation, Raptor Systems Inc., Retirement Care Associates Inc., Rogue Wave Software, Sawtek Inc., Seagate Technology, Stevens International Cl A Warrants, Saks Holdings Inc., Select Software Tools Ltd. Spon. ADR, Sport-Haley Inc., Transkaryotic Therapies Inc., North Face Inc., U-Ship Inc., Wisconsin Central Trans, Excite Inc., Zoltek Companies Inc., Zomax Optical Media. CONVERTIBLE BONDS: Alza Corp. 5.00%, 05/01/2006.

ELIMINATIONS
Apple Computer Inc., Abbott Labs, Analog Devices Inc., Adaptec Inc., ADT Limited, Adtran Inc., Acclaim Entertainment Inc., Aura Systems Inc, Boeing Co., BAB Holdings, Inc., Basic Petroleum Intl. Ltd., Brio Industries Inc., Boston Scientific Corp., Bio Technology General Corp., CAI Wireless Systems Inc., CCH Inc. Cl B, Cephalon Inc., Cerner Corp., Columbia Healthcare Corp., Dresser Industries, Datalogix International, Data Works, Fluor Corp., Groupo Mexicano Desarollo ADR, Heart Technology Inc., Immulogic Pharm. Corp., Inference Corp. "A", Intersolv Inc., Liposome Convertible Preferred Stock, McDonalds Corp., Micro Component Technology, Medimmune Inc., Mariner Health Co., Microsoft Corp., Mobile Telecom Tech. Corp., Mattson Technology, Inc., Measurex Corp., New Plan Realty Trust, Netstar Inc., Novadigm Inc., Northwest Pipe Co., Office Depot Inc., Orphan Med. Inc., Picturetel Corp., Parker & Parsley Petroleum Co., PDT Inc., Pete Geo Service ADR, Paget Mining Ltd., Pall Corp., Platinum Software, Read-Rite Corp., Radius Inc., Ribi Immunechem Res. Inc., Repap Enterprises Inc. Common, Singer Co., Sheldahl Inc., Shuffle Master Inc., Shiva Corp., Solectron Corp., Sun Micro Systems, Tipperary Corp., United Meridian, Uunet Technologies Inc., Ventritex Inc., Video Sentry Corp., Wal-Mart Stores Inc., Youth Services Intl. Inc. Convertible Bonds: Browning Ferris Industries 6.25%, 08/15/2012, Centocor 7.25%, 02/01/2001, IMC Global 6.25%, 12/01/2001, Seagate 6.75%,
05/01/2012.
This report is not to be construed as an offering for the sale of The Wall Street Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth details of the Fund including the sales charge and other material information.










AVERAGE ANNUAL TOTAL RETURN++

[GRAPH SHOWN HERE]


AVERAGE ANNUAL TOTAL RETURN
After Sales Charge at the Beginning of each period
Including Reinvestment of Dividends.

1 YEAR: 6.99%    5 YEAR: 11.09%    10 YEAR: 11.23%




The maximum initial sales charge payable on an investment in the Fund was 5.50% at December 31, 1986. At public offering price of $10,000, the net investment in the Fund would be $9,450, assuming no waiver or reduction of sales charges. Currently, the maximum sales charge is 4.0%. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

++ Not covered by report of independent accountants.



MANAGEMENTS DISCUSSION OF
FUND PERFORMANCE

     The Fund's broad diversification policy combined with Fund Management's stock selection were significant factors contributing to Fund performance in 1996. Management's strategy of investing in companies selected from a variety of broad industry groups and investing in a large number of different companies with strong fundamental growth characteristics provides protection from long term fundamental portfolio risk. Fund Management's analytical emphasis on a company's future sustainable earnings growth and the quality of corporate management are also important to Fund performance.

     Throughout most of 1996 interest rates were higher than the previous years lower levels which affected the prices of the Fund's equity investments and convertible bond investments. Market prices for your Fund's investments generally increased due to strong corporate earnings. The very high inflow of new funds into the US market increased the prices of large capitalization businesses as investors bought these names and ignored many excellent smaller and medium capitalization issues. Your fund includes small, medium as well as large capitalization issues but is weighted in the faster growing smaller companies.

Dear Fellow Shareholders:

     As the performance numbers indicate, 1996 was a positive year for your Fund. We enjoyed a total return of +11.5% for the year as reported by CDA/Weisenberger Mutual Fund reports. Since December 31, 1990, we have had an average annual total return of better than 17% through December 31, 1996.

     The year 1996 was good for U.S. investors in large stocks as indicated by the S&P 500 total return of +22.8%. The smaller capitalization index, the Russell 2000, was +14.8% and intermediate Lehman Government/Corporate bond index was +2.8%.

     The extraordinary strength in large capitalization equities in 1996 and especially 4Q96, is likely to be matched or exceeded in 1997 by medium to smaller capitalization securities as well as convertibles. The 1996 returns on convertibles and the Russell 2000 was a little more than half as much as the larger capitalization weighted S&P 500. It was difficult for an equity portfolio blended with medium size companies and convertible securities to equal or exceed the S&P 500 capitalization weighted index last year due to the vast quantity of new investment dollars flowing to the larger company names.

     As we progress into the new year we expect to see investment funds flow to the areas of greater value, higher earnings per share growth investments. This should prove beneficial to the Fund's portfolio along with lower interest rates.

     The jury is still out on the economy; a number of people believe the Federal Reserve will have to raise interest rates while others think the next move will be down. We see the economy continuing real growth at a modest, non-inflationary rate in the 2 1/2% range for the foreseeable future. We frankly expect interest rates to resume their secular decline in 1997 once the markets come to accept the paradigm that non-inflationary full employment is closer to a 4% than a 5 1/2% unemployment rate.


     A modest slowing in the growth rate of earnings for the S&P 500 in 1997 and beyond may be in the cards due to the cyclical nature of many of the companies in the index. In this environment, the high sustainable growth names which we favor for the Fund should perform well, especially the well managed smaller capitalization stocks with innovative technologies and large market potentials. We note with particular interest the expansion of market price earnings multiples in progress. While this has been driven in part by the supply and demand considerations of large inflows of money in the past several years (and is therefore suspect as to its sustainability), we expect that gradually declining interest rates will provide further (and perhaps more sustainable) momentum to this expansion. In January 1995 and January 1996, the market P/E was about 15X those years' estimated earnings; in January 1997 the P/E is 18 on this year's earnings. For the owners of companies with superior growth prospects, as the earnings come through, the stock prices should rise. Price earnings multiple expansion merely adds more fuel to this very powerful engine.


     We constantly ask ourselves whether the market has the ability to continue to go upward. History tells us that we shouldn't expect another booming market and to expect a price correction when money flows lessen, which may happen in time. The magnitude of funds available for investment remains the largest unknown, but it appears that the members of the massive "baby boom" generation will continue to aggressively invest toward their retirement goals over the next 5 to 8 years and this savings pool should provide sufficient liquidity to limit market corrections. For the foreseeable future, we continue to believe that good quality growth equity investments will deliver the best long term returns. It is our intention to remain fairly fully invested and to take advantage of any correction to add to already solid positions.

     If there is a cause for concern it comes from outside the U.S. where economics are not solid, Europe and Japan especially come to mind. Given the relative strength of the US, the dollar and dollar based investments are likely to continue to shine, especially smaller capitalization growth companies in the U.S.

     Should you have any questions, please don't hesitate to call me directly or send e-mail to rpm@thewallstreetfund.com.


                                        Sincerely,

                                        /s/ Robert P. Morse
                                        Robert P. Morse
                                        President

January 31, 1997

DIRECTORS
John F. Carr, Emeritus
Clifton H.W. Maloney
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


OFFICERS
Robert P. Morse, President
Michael R. Linburn, Vice President
Allen C. Post, Vice President
Michael Miola, Secretary, Treasurer


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York, New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286


TRANSFER AGENT
AMERICAN DATA SERVICES
24 West Carver Street
Huntington, New York 11743


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1301 Avenue of the Americas
New York, New York 10019



                              THE WALL STREET FUND INC.
                              ANNUAL REPORT
                              December 31, 1996